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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported January 17, 2001



               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                              Glenoit Corporation
              (Exact name of registrant as specified in its charter)

Delaware                                                       13-3862561
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                          Identification Number)

                           Glenoit Asset Corporation
              (Exact name of registrant as specified in its charter)

Delaware                                                       51-0343206
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                          Identification Number)

                              111 West 40/th/ Street
                           New York, New York 10018
                           Telephone: (212) 391-3915
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

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Item 5.    Other Events

     On January 17, 2001, Glenoit Corporation announced that it received final bankruptcy court approval of the extension of Glenoit's current Debtor-in-Possession financing facility, through June 29, 2001.

     Also, effective as of January 17, 2001, Glenoit Corporation appointed an independent third party as the sole member of the board of directors for Glenoit Corporation and all of its domestic affiliates. The majority of the former directors of Glenoit Corporation had made offers or inquiries regarding a purchase of the Company's operations. This independent party will evaluate any offers submitted in the future.

Item 7.    Financial Statements and Exhibits

     (a)  and (b)  Not applicable

     (c)  The exhibits furnished in connection with this Report are as follows:

          99.1 Company Press Release dated January 17, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date  January 17, 2001
                                  GLENOIT CORPORATION

                                  By /s/ William S. Rymer
                                     ------------------------------
                                     William S. Rymer
                                     Senior Vice President - Finance
                                     (On behalf of the Registrant and as
                                     Principal Financial and Accounting Officer)


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 17, 2001
                                  GLENOIT ASSET CORPORATION


                                  By /s/ William S. Rymer
                                     ------------------------------
                                     William S. Rymer
                                     Senior Vice President - Finance
                                     (On behalf of the Registrant and as
                                     Principal Financial and Accounting Officer)

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